UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 9/12/13

QUICK-MED TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27545	65-0797243
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

902 NW 4th Street
Gainesville, Florida	32601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 835-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Company Overview September 2013

The following discussion provides only a brief description of the document described below.  The discussion is qualified in its entirety by the full text of the agreement, which is attached to this Current Report on Form 8-K as an exhibit.

Presentation to investors describing the company’s business development, operations and markets.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

Exh. No.	Description

10.1	Powerpoint Presentation entitled “Quick-Med Technologies, Inc. –Company Overview September 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICK-MED TECHNOLOGIES, INC.
(Registrant)

Date: September 12, 2013
/s/ Paul Jenssen
Paul Jenssen, Chief Financial Officer